UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

Additional Investment in MoviePass

As previously disclosed, on October 11, 2017, Helios and Matheson Analytics Inc. (“HMNY”) and MoviePass Inc. (“MoviePass”) entered into that certain Investment Option Agreement (the “MoviePass Option Agreement”), pursuant to which HMNY was granted an option to purchase additional shares of MoviePass common stock in an amount up to $20 million based on a pre-money valuation of MoviePass of $210 million (the “MoviePass Option”) amounting to an additional investment of up to 8.7% of the Currently Outstanding Shares of Common Stock (as defined in the MoviePass Option Agreement) of MoviePass, giving effect to the closing of the transaction with MoviePass (the “MoviePass Transaction”). The issuance of HMNY’s shares of common stock in connection with the MoviePass Transaction remains subject to approval by HMNY’s stockholders in accordance with Nasdaq Listing Rule 5635.

On November 14, 2017, HMNY used $2 million of the cash proceeds received from the mandatory prepayments under those certain investor secured promissory notes issued by certain institutional investors to HMNY on November 7, 2017 in order to exercise an additional $2 million of the MoviePass Option (the “MoviePass Option Exercise”). In connection with the MoviePass Option Exercise, MoviePass issued HMNY a subordinated convertible promissory note in the principal amount of $2 million (the “MoviePass Option Note”). Assuming the closing of the MoviePass Transaction occurs, MoviePass will issue the amount of shares of its common stock to HMNY underlying the MoviePass Option Note, and upon such issuance the MoviePass Option Note shall be deemed satisfied in full.

The above discussion does not purport to be a complete description of the MoviePass Option Note described in this Current Report on Form 8-K (this “Current Report”) and it is qualified in its entirety by reference to the full text of the MoviePass Option Note, which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Cautionary Statement on Forward-looking Information

Certain information in this communication contains “forward-looking statements” about HMNY and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding (i) the expected completion of the MoviePass Transaction, (ii) the time frame in which the MoviePass Transaction is expected to occur, (iii) the expected benefits to HMNY and MoviePass from completing the MoviePass Transaction and (iv) MoviePass’ business. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the conditions to the closing of the MoviePass Transaction may not be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement between MoviePass and HMNY, MoviePass’ and HMNY’s continuing need for additional financing, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY and MoviePass believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Risk factors and other material information concerning HMNY and MoviePass are described in HMNY’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Commission (the “SEC”) on November 14, 2017, in HMNY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other HMNY filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s and MoviePass’ current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

In particular, MoviePass’ $9.95 per month and $89.95 for one year subscription pricing models are new. There can be no assurance that the resulting rate of increase in its subscribers from the previously announced $9.95 per month pricing model will continue or be sustained. Also, there can be no assurance that any rate of increase in its subscribers will result from the new $89.95 for one year pricing model, and even if such an increase is achieved, that it will be sustained. Moreover, an increase in the number of MoviePass™ subscribers provides no assurance that the MoviePass™ business model will lead to profitability.

Additional Information for Stockholders of HMNY about the Proposed Transaction between HMNY and MoviePass and Where to Find It

HMNY plans to file with the SEC and furnish its stockholders with a proxy statement in connection with the proposed transaction with MoviePass and security holders of HMNY are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about HMNY, MoviePass and their respective affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by HMNY with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of HMNY’s filings from HMNY’s website at www.hmny.com or by directing a request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

INVESTORS AND SECURITY HOLDERS OF HMNY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BETWEEN HMNY AND MOVIEPASS.

Participants in the Solicitation

HMNY and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of HMNY in connection with the proposed transaction between HMNY and MoviePass. Information about those directors and executive officers of HMNY, including their ownership of HMNY securities, is set forth in its annual report on Form 10-K for the year ended December 31, 2016, which HMNY filed with the SEC on April 14, 2017, and its definitive proxy statement on Schedule 14A filed with the SEC on October 3, 2017. Investors and security holders may obtain additional information regarding the direct and indirect interests of HMNY and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1*	MoviePass Option Note issued as of November 14, 2017.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2017

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Name: Title:	Theodore Farnsworth Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1*	MoviePass Option Note issued as of November 14, 2017.

* Filed herewith.

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